UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-23315

NB Crossroads Private Markets Fund V Holdings LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 476-8800

Date of fiscal year end:     March 31

Date of reporting period:       March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund V Holdings LP

Financial Statements

For the year ended March 31, 2023

NB Crossroads Private Markets Fund V Holdings LP

(Unaudited)

Private Market Overview

Throughout 2022 and the start of 2023, geopolitical tensions, high inflation, interest rate hikes, and most recently, a turbulent banking sector, have created a period of uncertainty for investors. However, we believe private market investments have unique characteristics which generally allow them to better navigate significant market volatility compared to public markets. Additionally, we believe private markets have particular qualities that support the case for including them in a diversified portfolio throughout a cycle. Some of those qualities may even support the case for committing new capital to the asset class at times like the present, as private equity has the ability to take advantage of opportunity sets that tend to emerge in relatively weak points in the market cycle.

Opportunities for Growth in Private Equity Markets

Private equity firms are largely focused today on strategic and operational value creation as opposed to relying on leverage or multiple expansion as value drivers, and thus typically make investments with deep, well-thought-out plans with the goal of accelerating earnings growth. They often also have more flexibility to adapt operationally to a changing economic environment relative to larger, public companies. In particular, sustaining margins and investing in growth initiatives through difficult environments may be easier for a smaller company working away from the glare and short-term focus of public markets. In recent years, this was paramount, as underlying companies faced headwinds related to the pandemic, supply chain disruption, geopolitical unrest, inflationary pressure, and higher interest rates.

Further, private equity firms today have greatly improved on operating resources in-house, and they can use their position of control or influence to respond quickly to changes in the market environment. The value of this became particularly apparent during the recent banking crisis as we saw sponsors react with speed to help their firms and portfolio companies safeguard assets and maintain access to credit, while simultaneously identifying exposures and proactively communicating to investors in real time.

Although standard for public equities, this rapid response and willingness to provide investors with transparency is a shift for private equity and an example of the evolution and growing sophistication of the asset class.

The impact of market volatility has historically been more muted on private markets given the long-term nature of the underlying investments. Capital is locked up, fire sales are rare, and in times of volatility, sellers can simply hold on to an asset longer and continue executing their operational and growth plans. Furthermore, private equity managers can be quicker than their public counterparts to manage costs, conserve cash, or improve management. Private firms also tend to have ready access to capital in turbulent times, so they can inject more equity into businesses that may be temporarily affected by external weakness.

This active management has allowed overall performance to hold up relatively well compared to the declining public market multiples. Some of that may be due to lagging or over-optimistic valuations that may ultimately have to be written down by private equity managers – but not as much as many fear, in our view.

Private Equity Investment Activity

Global private equity deal activity slowed during 2022, as evidenced in the chart below. The first three quarters of the year saw a run rate that was 80% as high as that for the full year 2021 – and 2021 was an extraordinarily busy year as the industry got back to work following the disruption of the pandemic. Moreover, this slowdown in activity partly reflects another quality that private equity brings to a portfolio: private asset owners can be strategic and opportunistic about when to monetize their assets – if the market is weak, they can often hold onto fundamentally high-quality assets until the environment has recovered

(Unaudited).

Source: Pitchbook as of Q4 2022. Includes buyout, late stage VC, and growth equity. Includes completed deals only.

We are starting to see entry valuations come down slightly, with the potential to decrease further, but this likely won’t occur until broader dealmaking activity further rebounds. In contrast, one area of the market where we have seen valuations reset is in the public markets. This is still an opportunity for larger-scale private equity managers because they can acquire the majority of these companies and delist them in “take private” transactions. The companies can benefit from the sponsor transformation plans outside of the public eye, which take time to implement and are hard to execute with the short-term scrutiny that comes with quarterly earnings reporting. We believe this will represent a significant opportunity for larger private equity managers if the market uncertainty and volatility persist.

Private Equity Outlook for 2023 and Beyond

Against this backdrop, NB Crossroads Private Markets Fund V Holdings LP (the “Fund”) has continued to perform well.

We believe the private equity model, with active governance and the potential to drive real value at underlying companies, is a significant advantage in this uncertain environment. Private equity managers can be quick to react to change, and importantly take advantage of opportunities. We believe the Fund’s underlying portfolio is comprised of market-leading private equity managers and companies that have long-term secular growth trends and should be relatively resilient to current economic pressures. Despite the uncertain environment so far in 2023, we believe the Fund has a portfolio that is well-positioned to generate value for our investors.

(Unaudited)

Fund Overview

The Fund’s investment objective is to provide attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography, and is maturing towards the latter portion of its investment period. As of March 31, 2023, the Fund was invested across 65 investments, including 35 co-investments, 25 primary Portfolio Funds investments and 5 secondary Portfolio Funds investments.

The Fund generated a 0.63% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2023. The Fund generated mixed performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a co-investment in a North American-based financial services company specializing in advisory and asset management services. Additionally, the Fund also benefitted from a co-investment in a technology business focused on software and services to public cloud users globally. On the other hand, among the detractors from performance, the Fund generated negative performance from a co-investment in a United Kingdom-based used car auction and automobile and marketplace businesses. The Fund also saw negative performance from a co-investment in a publicly traded automation business based in Europe.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

Fund Performance – Average Annual Total Return Ended 3/31/2023

	1 Year	Since Inception

NB Crossroads Private Markets Fund V Holdings LP1	0.63%	16.41%

MSCI World Index (Net)[2]	-7.02%	7.52%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on May 18, 2018.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return it available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund V Holdings LP

For the year ended March 31, 2023

Index	Page No.

FINANCIAL INFORMATION (Audited)

NB Crossroads Private Markets Fund V Holdings LP

Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2023

Assets

Investments, at fair value (cost $252,754,979)	$407,064,439
Deferred financing costs, net	114,231
Investment receivable	39,200
Prepaid insurance	20,727
Interest receivable	7,096

Total Assets	$407,245,693

Liabilities

Advisory fee payable	$718,372
Professional fees payable	286,739
Administration service fees payable	68,304
Due to Affiliate	121
Other payables	22,399

Total Liabilities	$1,095,935

Commitments and contingencies (Note 5)

Partners' Capital - Net Assets	$406,149,758

Units of Master Fund Interests outstanding (unlimited units authorized)	222,199.64
Net Asset Value Per Unit	$1,827.86

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2023

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (24.64%)
Advent International GPE IX Limited Partnership	Primary	10/2019-03/2023	North America	$10,057,767	$15,081,087
EQT VIII Co-Investment (H) SCSp	Co-Investment	09/2019	North America	-	17,221
Green Equity Investors, VIII, L.P.	Primary	12/2020-08/2022	North America	10,360,738	11,853,137
H&F Unite Partners, L.P.	Co-Investment	05/2019	North America	1,252,070	2,073,687
Hellman & Friedman Capital Partners IX, L.P.	Primary	04/2020-06/2022	North America	6,288,479	8,620,465
KKR Ascend Co-Invest L.P.	Co-Investment	05/2019	North America	2,600,000	3,403,636
KKR Banff Co-Investment L.P.	Co-Investment	10/2018	North America	2,250,000	4,050,001
KKR European Fund V (USD) SCSp	Primary	01/2020-08/2022	Europe	8,177,207	9,474,458
KKR Parrot Co-Invest, L.P.	Co-Investment	12/2019	Australia	3,300,000	6,169,806
KKR Precise Co-Invest L.P.	Co-Investment	05/2019	Europe	3,604,012	10,168,136
NB Bluebird S.à.r.l. (F)	Co-Investment	11/2019	Europe	3,435,491	10,379,012
NB Horoscope Aggregator II LP	Co-Investment	06/2021	Europe	1,515,446	1,534,032
NB HUB Aggregator LP	Co-Investment	11/2018-12/2021	North America	1,520,046	2,770,835
PAI Strategic Partnerships SCSp	Secondary	12/2019-12/2020	Europe	4,644,119	7,799,917
TPG Healthcare Partners, L.P.	Primary	12/2019-09/2022	North America	620,428	817,063
TPG Partners VIII, L.P.	Primary	12/2019-09/2022	North America	2,741,000	4,510,988
Vertex Aggregator LP	Co-Investment	08/2018-09/2020	North America	1,238,944	1,333,798
				63,605,747	100,057,279
Small and Mid-cap Buyout (54.97%)
Ada Holdco LP	Co-Investment	10/2019-11/2019	North America	2,287,329	3,629,509
Advent Global Technology Limited Partnership	Primary	03/2020-05/2022	North America	11,400,000	13,603,085
AEA Investors Fund VII, L.P.	Primary	10/2019-06/2022	North America	8,553,241	9,042,980
Aquiline Financial Services Fund IV L.P.	Primary	12/2019-03/2023	North America	10,953,869	13,448,745
Aquiline Relation Co-Invest L.P.	Co-Investment	07/2019-10/2019	North America	1,701,611	4,357,329
ARL Holdings, LLC (F)	Co-Investment	04/2019-11/2019	North America	1,572,236	6,585,591
Arsenal Capital Partners Fund V LP	Primary	07/2019-03/2023	North America	9,478,009	11,912,693
Arsenal IO Co-Invest 1 LP	Co-Investment	07/2019-04/2021	North America	2,559,529	2,838,390
Athyrium ICH Holdings LP	Co-Investment	10/2019	North America	546,715	76,000
BRI Investments LLC (F)	Co-Investment	08/2019	North America	2,800,000	2,800,000
BU Adhesives Co-Investment III SCSP	Co-Investment	01/2019	Europe	-	29,034
Buzzard Midstream Infrastructure Co-Invest Pooling, L.P	Co-Investment	03/2019-11/2020	North America	4,090,325	4,120,787
Carlyle Prime Coinvestment, L.P.	Co-Investment	10/2019-04/2021	North America	1,298,672	1,446,532
CB Nike TopCo, LP (F)	Co-Investment	10/2019	Middle East	579,710	7,748,968
Charlesbank Technology Opportunities Fund, Limited Partnership	Primary	05/2020-09/2022	North America	6,655,842	16,737,583
Elm Bidco, L.P.	Co-Investment	02/2019-09/2020	North America	2,472,819	221,021
Holley Parent Holdings, LLC (F)	Co-Investment	10/2018	North America	-	969,000
Marmor Co-Investment, L.P.	Secondary	09/2019-01/2021	Europe	5,950,889	12,021,250
NB Mafalda S.a.r.l (F)	Co-Investment	07/2019	Europe	4,535,505	6,203,532
Oak Hill Capital Partners V, L.P.	Primary	12/2020-09/2022	North America	9,764,757	12,313,908
Oakley Capital IV-B SCSP	Primary	05/2019-03/2023	Europe	5,435,652	8,860,836
Plaskolite PPC Investor LLC	Co-Investment	12/2018	North America	1,400,000	1,091,439
Quadria Capital Fund II, L.P.	Primary	06/2019-09/2022	Asia	8,508,054	11,599,228
RCP Artemis Co-Invest, L.P.	Co-Investment	07/2019	North America	3,104,413	11,252,398
Rey de la Carne, L.P.	Co-Investment	11/2019-10/2020	North America	4,841,527	5,139,685
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-06/2021	North America	1,634,080	4,950,083
Solo Brands Inc.	Co-Investment	09/2019-02/2021	North America	360,050	2,470,853
Summit Partners Growth Equity Fund X-A, L.P.	Primary	03/2020-03/2023	North America	8,414,734	12,158,255
The Veritas Capital Fund VII, L.P.	Primary	09/2020-03/2023	North America	11,315,259	15,795,929
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-Investment	01/2019	North America	3,346,924	8,987,996
THL Equity Fund VIII Investors (Automate), L.P.	Co-Investment	07/2019-11/2021	Europe	1,583,806	9,406,852
VB Target L.P. (F)	Co-Investment	01/2020	Asia	1,162,922	1,436,142
Wind Point Partners CV1, L.P.	Secondary	09/2018-12/2019	North America	17,914	6,100
				138,326,393	223,261,733

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Schedule of Investments

March 31, 2023

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (6.81%)
American Industrial Partners Capital Fund VII, L.P.	Primary	10/2019-03/2023	North America	8,862,559	13,763,646
Amulet Capital OHPE Co-Invest, L.P.	Co-Investment	03/2019-10/2019	North America	142,214	28,997
Centerbridge Special Credit Partners, L.P.	Secondary	02/2019-06/2021	North America	372,968	100,000
Cerberus AIR Partners, L.P.	Co-Investment	02/2019	Europe	3,061,212	5,966,044
Dragon Co-Investment Partners, L.P.	Co-Investment	09/2019-03/2021	North America	51,233	453,896
East Private Investments, LLC (F)	Co-Investment	07/2019	North America	2,772,445	3,332,445
Verscend Intermediate Holding Corp. (F)	Co-Investment	08/2018	North America	3,853,785	3,993,975
				19,116,416	27,639,003
Venture Capital (13.41%)
3L Capital Fund I, LP	Primary	04/2019-09/2021	North America	4,505,333	10,834,453
GGV Capital VII L.P.	Primary	01/2019-07/2022	North America	3,657,943	5,143,849
GGV Capital VII Plus L.P.	Primary	05/2019-09/2021	North America	955,500	1,248,847
GGV Discovery Fund II, L.P.	Primary	01/2019-09/2022	North America	2,418,000	4,774,147
Level Equity Growth Partners IV, L.P.	Primary	11/2018-02/2023	North America	5,014,149	11,668,154
Lightspeed China Partners IV, L.P.	Primary	10/2019-05/2022	Asia	2,075,000	2,955,709
Lightspeed China Partners Select I, L.P.	Primary	04/2019-01/2023	Asia	1,896,922	2,915,544
TA XIII-A, L.P.	Primary	12/2019-05/2022	North America	9,524,317	14,906,462
				30,047,164	54,447,165

Short Term Investments				Cost	Fair Value
Money Market Fund (0.41%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio				1,659,259	1,659,259
				1,659,259	1,659,259
Total Investments (cost $252,754,979) (100.24%)					407,064,439
Other Assets & Liabilities (Net) (-0.24%)					(914,681)
Partners' Capital - Net Assets (100.00%)					$406,149,758

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2023 aggregated $251,095,720. Total fair value of illiquid and restricted securities at March 31, 2023 was $405,405,180 or 99.83% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Statement of Operations

For the year ended March 31, 2023

Investment Income:

Dividend income	$445,718
Interest income	202,558

Total Investment Income	648,276

Operating Expenses:

Advisory fees	2,873,487
Professional fees	307,448
Administration service fees	256,400
Independent Directors' fees	160,938
Financing costs	66,498
Insurance expense	55,725
Other expenses	105,467

Total Operating Expenses	3,825,963

Net Investment Loss	(3,177,687)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	24,744,369
Net change in unrealized appreciation on investments	(19,393,906)

Net Realized and Change in Unrealized Gain on Investments	5,350,463

Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$2,172,776

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2022

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269

Partners' capital at April 1, 2021	$273,876,541	$4,951,611	$278,828,152
Capital contributions	26,774,135	270,446	27,044,581
Capital distributions	(98,508)	-	(98,508)
Net investment loss	(3,670,717)	(37,078)	(3,707,795)
Net realized gain on investments	32,887,844	332,200	33,220,044
Net change in unrealized appreciation on investments	81,460,012	822,828	82,282,840
Net change in incentive carried interest	(6,796,220)	6,796,220	-
Partners' capital at March 31, 2022	$404,433,087	$13,136,227	$417,569,314

For the year ended March 31, 2023

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$334,676,696	$3,380,573	$338,057,269

Partners' capital at April 1, 2022	$404,433,087	$13,136,227	$417,569,314
Capital distributions	(13,457,109)	(135,223)	(13,592,332)
Net investment loss	(3,145,910)	(31,777)	(3,177,687)
Net realized gain on investments	24,496,925	247,444	24,744,369
Net change in unrealized appreciation on investments	(19,199,967)	(193,939)	(19,393,906)
Net change in incentive carried interest	(77,997)	77,997	-
Partners' capital at March 31, 2023	$393,049,029	$13,100,729	$406,149,758

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Statement of Cash Flows

For the year ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners' Capital – Net Assets resulting from operations	$2,172,776
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(27,024,081)
Proceeds received from investments	40,399,982
Net purchases and sales of short term investments	3,715,763
Net realized gain on investments	(24,744,369)
Net change in unrealized (appreciation) depreciation on investments	19,393,906
Net change in accretion of PIK dividend	(445,718)
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs, net	66,499
(Increase) decrease in prepaid insurance	98
(Increase) decrease in interest receivable	(6,408)
Increase (decrease) in professional fees payable	57,109
Increase (decrease) in administration service fees payable	(276)
Increase (decrease) in due to Affiliate	2,897
Increase (decrease) in other payables	4,154

Net cash provided by (used in) operating activities	13,592,332

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Partners	(13,592,332)

Net cash provided by (used in) financing activities	(13,592,332)

Net change in cash and cash equivalents	-
Cash and cash equivalents at the beginning of the year	-

Cash and cash equivalents at the end of the year	$-

Noncash activities
Distributions totaling $70,041 were made to the TE Fund and TE Advisory Fund for taxes paid and/or accrued on behalf of the TE Fund and TE Advisory Fund.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Financial Highlights

	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020	Period from May 18, 2018 (Commencement of Operations) through March 31, 2019
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$1,879.25	$1,349.34	$862.22	$876.74	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(14.30)	(17.35)	(18.52)	(39.11)	(185.04)
Net realized and unrealized gain (loss) on investments	24.08	547.73	506.00	24.62	61.78
Net increase (decrease) in net assets resulting from operations after incentive carried interest	9.78	530.38	487.48	(14.49)	(123.26)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners' Capital - Net Assets due to distributions to Partners	(61.17)	(0.47)	(0.36)	(0.03)	-
NET ASSET VALUE, END OF PERIOD	$1,827.86	$1,879.25	$1,349.34	$862.22	$876.74
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	0.63%	39.31%	56.56%	(1.65)%	(2.91	)%(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of period in thousands (000's)	$406,150	$417,569	$278,828	$139,031	$41,349
Ratios to Average Partners' Capital - Net Assets: (5)
Expenses excluding incentive carried interest	0.97%	1.20%	2.15%	4.82%	27.10	%(6)
Net change in incentive carried interest	0.02%	2.01%	1.23%	-	-	(6)
Expenses including incentive carried interest	0.99%	3.21%	3.38%	4.82%	27.10	%(6)
Net investment loss excluding incentive carried interest	(0.81)%	(1.08)%	(1.95)%	(4.36)%	(25.30	)%(6)
Portfolio Turnover Rate (7)	6.82%	16.72%	7.86%	4.13%	0.00%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (8)	22.64%	33.31%	29.60%	(5.96)%	(9.80)%
Internal Rate of Return after incentive carried interest (8)	21.84%	32.10%	28.94%	(5.96)%	(9.80)%

(1)	Selected data for a unit of Master Fund interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Master Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based the timing of closings during the period May 18, 2018 (Commencement of Operations) through March 31, 2019. As a result, an individual Partner's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Master Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	Annualized for the period May 18, 2018 (Commencement of Operations) through March 31, 2019. The expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(7)	Proceeds received from investments are included in the portfolio turnover rate.
(8)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date.
For the period May 18, 2018 (Commencement of Operations) through March 31, 2019, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

1. Organization

NB Crossroads Private Markets Fund V Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Fund was organized as a Delaware limited partnership on March 30, 2017. The Master Fund commenced operations on May 18, 2018 (the “Initial Closing”). The term of the Master Fund will continue until December 31, 2028, the end of the year following the tenth anniversary of the Initial Closing, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).

The Master Fund’s investment objective is to provide attractive risk-adjusted returns. The Master Fund seeks to achieve its objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund V (TI) LP (the “TI Fund”), NB Crossroads Private Markets Fund V (TI) Advisory LP (the “TI Advisory Fund”), NB Crossroads Private Markets Fund V (TE) LP (the “TE Fund”) and NB Crossroads Private Markets Fund V (TE) Advisory LP (the “TE Advisory Fund” and together with the TI Fund, TI Advisory Fund and TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The TE Fund and the TE Advisory Fund invest indirectly in the Master Fund through NB Crossroads Private Markets Fund V (Offshore), Client LP (the “Offshore Client Fund”) and NB Crossroads Private Markets Fund V (Offshore), Advisory LP (the “Offshore Advisory Fund”), each a Cayman Islands exempted partnership. The percentage of the TE Fund and TE Advisory Fund’s partners’ capital owned by the Offshore Client Fund and Offshore Advisory Fund is 100% and 100% respectively. The financial position and results of operations of the Offshore Client Fund and Offshore Advisory Fund have been consolidated within the TE Fund’s and TE Advisory Fund’s consolidated financial statements, respectively. The Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund (except that the Offshore Client Fund, Offshore Advisory Fund and the Feeder Funds pursue their investment objectives by investing in the Master Fund).

The Board has overall responsibility to manage and supervise the operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Master Fund’s investments and to manage the day-to-day operations of the Master Fund.

The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund.  As of March 31, 2023, the TI Fund’s, TI Advisory Fund’s, TE Fund’s and TE Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 57.51%, 4.23%, 29.89% and 7.37%, respectively, with a NB affiliate’s (“Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.

2. Significant Accounting Policies

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

A. Basis of Accounting

The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments. In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. Effective as of the compliance date of September 8, 2022, the

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

Board approved changes to the Procedures to comply with Rule 2a-5 and designated NBIA as the Master Fund’s valuation designee (as defined in the rule). The valuation designee, with assistance from NBAA, is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.

It is expected that most of the Portfolio Funds in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Master Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital - Net Assets by level within the valuation hierarchy as of March 31, 2023.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$10,379,012	$89,678,267	$100,057,279
Small and Mid-cap Buyout	2,470,853	-	25,743,233	195,047,647	223,261,733
Special Situations	-	-	7,326,420	20,312,583	27,639,003
Venture Capital	-	-	-	54,447,165	54,447,165
Money Market Fund	1,659,259	-	-	-	1,659,259
Total	$4,130,112	$-	$43,448,665	$359,485,662	$407,064,439

Significant Unobservable Inputs

As of March 31, 2023, the Master Fund had investments valued at $407,064,439. The fair value of investments valued at $359,485,662 in the Master Fund's Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2023.

			Unobservable Inputs
Investments	Fair Value 03/31/2023	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$10,379,012	Market Comparables	LTM EBITDA	17.0x	N/A

Small and Mid-cap Buyout	24,774,233	Market Comparables	LTM EBITDA	9.5x - 16.2x	12.4x

Small and Mid-cap Buyout	969,000	Recent transactional value	N/A	N/A	N/A

Special Situations	3,993,975	Market Comparables	LTM EBITDA	15.8x	N/A

Special Situations	3,332,445	Market Comparables	LTM Net Revenue	2.7x	N/A

Total	$43,448,665

1 Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2023, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$626,991

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

During the year ended March 31, 2023, change in unrealized appreciation (depreciation) and realized gains from Level 3 investments were ($5,521,500) and $626,991, respectively.

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2023.

The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2023 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2023, the Master Fund held $1,659,259, in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Master Fund records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Master Fund's change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Master Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.

F. Income Taxes

The Master Fund is a limited partnership that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual partners and, accordingly, there is no provision

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

for income taxes reflected in these financial statements. The Master Fund has a tax year end of December 31.

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that changes in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2023, the Master Fund had not received information to determine the tax cost of the investments. Based on the amounts reported to the Master Fund on Schedule K-1 as of December 31, 2021, and after adjustment for purchases and sales between December 31, 2021 and March 31, 2023, the estimated cost of the investments at March 31, 2023, for federal income tax purposes aggregated to $241,519,434. The net unrealized appreciation for federal income tax purposes was estimated to be $163,885,746. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $167,116,341 and $3,230,595, respectively.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2019 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Master Fund’s tax positions for the current tax period and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2023. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Master Fund did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Portfolio Funds.

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.

I. Master Fund Expenses

The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Directors’ fees (as defined herein); and expenses of meetings of the Board.

J. Foreign Currency Translation

The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.85% following the Master Fund’s Commencement of Operations through the end of year eight and then 0.30% for the remaining life of the Master Fund, in each case based on the Partners’ total capital commitments. For the year ended March 31, 2023, the Master Fund incurred Advisory Fees totaling $2,873,487.

Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2023, the Master Fund incurred administration service fees totaling $256,400.

The Board consists of six directors, each of whom is not an “interested person” of the Master Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). Currently, the Independent Directors are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2023, the Master Fund incurred $160,938 in Independent Directors’ fees.

4. Capital Commitments from Partners

At March 31, 2023 and 2022, capital commitments from Partners totaled $338,057,269 and $338,057,269, respectively. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $217,201,795 and $217,201,795, respectively, which represents approximately 64% and 64% of committed capital at March 31, 2023 and 2022, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2023 and 2022, the Master Fund issued 0 units and 15,559.48 units, respectively.

The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund's LP Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the Master Fund’s LP Agreement. As of March 31, 2023, the Master Fund had distributed $13,759,558 to Partners. Distributions from the Master Fund are made in the following priority:

(a) First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, a 93.0% - 7.0% split between the Partners and the Special Limited Partner (as defined in Note 1), respectively. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Partners’ Capital – Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2023, the accrued and unpaid incentive carried interest was $9,036,859.

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

5. Capital Commitments of the Master Fund to Investments

As of March 31, 2023, the Master Fund had total capital commitments of $323,456,039 to the investments with remaining unfunded commitments to the investments totaling $42,600,914 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	$6,341,760
Small and Mid-cap Buyout	25,667,360
Special Situations	8,521,290
Venture Capital	2,070,504
Total	$42,600,914

6. Description of the Investments

Due to the nature of the Portfolio Funds, the Master Fund generally cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

7. Line of Credit

The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 19, 2018, amended as of December 10, 2021, under which the Master Fund can borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement has a maturity date of December 17, 2024.

As of March 31, 2023, there were no outstanding principal amounts owed to the bank by the Master Fund. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2023, the Master Fund did not draw on the line of credit, and as such the Master Fund did not incur any interest expense. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. During the year ended March 31, 2023, the Master Fund expensed $66,498 of Financing Costs as shown in the Statement of Operations.

8. Indemnifications

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established;

NB Crossroads Private Markets Fund V Holdings LP

Notes to the Financial Statements

March 31, 2023

however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Portfolio Fund. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Master Fund has evaluated all events subsequent to March 31, 2023, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors

NB Crossroads Private Markets Fund V Holdings LP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund V Holdings LP (the Company), including the schedule of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended and the period from May 18, 2018 (commencement of operations) through March 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from May 18, 2018 through March 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund V Holdings LP

Investment Program (Unaudited)

March 31, 2023

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund V Holdings LP (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP and NB Crossroads Private Markets Fund V (TI) LP (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund V (TI) LP's annual report to shareholders for the fiscal

NB Crossroads Private Markets Fund V Holdings LP

Investment Program (Unaudited)

March 31, 2023

year ended March 31, 2023, as filed with the Securities and Exchange Commission (File No. 811-23290) (the "TI Fund Annual Report").

Recent Changes

Information on certain changes since March 31, 2022 is incorporated herein by reference from the section entitled "Investment Program – Recent Changes" in the TI Fund Annual Report.

NB Crossroads Private Markets Fund V Holdings LP

Supplemental Information (Unaudited)

March 31, 2023

Proxy Voting and Portfolio Holdings

A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2023.

The Master Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund V Holdings LP

Board of Directors of the Master Fund (Unaudited)

March 31, 2023

Information pertaining to the Board of Directors of the Master Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	21	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991)	21	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	21	Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	21	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	21	Director of The First of Long Island Corporation and The First National Bank of Long Island; Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	21	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).
Interested Director

James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015 - 2023)	18	None.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Crossroads Private Markets Access Fund LLC.

** Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Partnership because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund V Holdings LP

Officers of the Master Fund (Unaudited)

March 31, 2023

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception	Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.

Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023	Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021)..

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Vice President, Neuberger Berman LLC, since 2022 and Employee since 2016.

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018. Formerly, Vice President, T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018).

NB Crossroads Private Markets Fund V Holdings LP

Officers of the Master Fund (Unaudited)

March 31, 2023

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.

Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Master Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Master Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2022 and March 31, 2023 were $155,550 and $162,400, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and March 31, 2023 were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2022 and March 31, 2023 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund’s Portfolio Managers and is comprised of thirteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios group where he leads investments in private equity and venture capital funds and direct co-investments in venture capital, growth equity and buyout transactions. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Daggett sits on the Limited Partner Advisory Boards of a number of venture capital and private equity fund relationships and has Board of Directors and Observer seats for a number of direct venture and growth capital investments on behalf of Neuberger Berman Funds. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios, Credit Opportunities, Marquee Brands and Co-Investment Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment, and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and is the Deputy Head of NB Alternatives and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. He is also a member of the NB Insurance-Linked Strategies Underwriting Committee and a Chairman of NB Reinsurance Ltd. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2023:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2023, unless indicated otherwise. Registered investment companies in a “master-feeder” structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	34	$25,035,407,840	153	$43,557,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	34	$25,035,407,840	153	$43,557,386,498

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	38	$30,452,743,340	154	$43,632,386,498

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	34	$25,035,407,840	153	$43,557,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	34	$25,035,407,840	153	$43,557,386,498

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	38	$30,452,743,340	154	$43,632,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	38	$30,452,743,340	154	$43,632,386,498

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
6	$1,395,856,153	31	$18,607,152,840	149	$43,057,386,498

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2023:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2023, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2023.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2023.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund V Holdings LP

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer
(Principal Executive Officer)

Date: June 9, 2023

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 9, 2023